SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


Scudder Gold Fund

Supplement to Prospectus
Dated March 1, 2001
--------------------------------------------------------------------------------

Until March 14, 2001, the following information supercedes the current disclosure for Scudder Gold
Fund in "The investment advisor" and "The portfolio managers" sections on pages 9 and 10 of the prospectus:

Until March 14, 2001 the sole investment advisor to the fund is Zurich Scudder Investments, Inc.

The following persons handle the
day-to-day management of the fund:


Joann M. Barry
Lead Portfolio Manager
o  Began investment career in 1988
o  Joined the advisor in 1995
o  Joined the fund team in 1999

Robert D. Hardiman
o  Began investment career in 1973
o  Joined the advisor in 1999
o  Joined the fund team in 1999





March 1, 2001

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]


March 1, 2001

Prospectus

                                                               Scudder Gold Fund

                                                      Advisor Classes A, B and C


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works

     4  The Fund's Main Investment
        Strategy

     5  The Main Risks of Investing
        in the Fund

     6  The Fund's Performance History

     7  How Much Investors Pay

     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

   How to Invest in the Fund

    12  Choosing a Share Class

    17  How to Buy Shares

    18  How to Exchange or Sell Shares

    19  Policies You Should Know
        About

    25  Understanding Distributions
        and Taxes

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.


Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C
                                 fund number      419         619         719


Scudder Gold Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks maximum return (principal change and income) by investing, under normal market conditions, at least 65% of total assets in common stocks and other equities of U.S. and foreign gold-related companies and in gold coin and bullion. These companies may be involved in any of several gold-related activities, such as gold exploration, mining, fabrication, processing and distribution. At all times, the fund invests at least 25% of total assets in securities related to gold and other precious metals and directly in gold and precious metals.

In deciding which types of investments to buy and sell, the portfolio managers first consider the relative attractiveness of gold compared to stocks and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand for gold and broad economic projections.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average revenues or earnings growth and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may invest up to 35% of total assets in:

o stocks or high-quality debt securities of companies in precious metals and minerals operations,

o    precious metals other than gold and

o    debt securities whose return is linked to precious metals prices.

Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers do not intend to use them as principal investments, and may not use them at all. While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The fund will normally sell a stock when it reaches a target price or when its fundamental factors have changed.


The Main Risks of Investing in the Fund


There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is gold prices. When gold prices fall, you should expect the value of your investment to fall as well. Gold prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, gold prices tend to be weak.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Prices of gold-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as political and economic uncertainty. These risks tend to be greater in emerging markets, so to the extent that the fund invests in emerging markets, it takes on greater risks. The fund concentrates in gold and other precious metals-related securities and is not diversified. As a result, the fund can invest a larger percentage of assets in a given stock than a diversified fund and may be subject to greater volatility than a diversified fund.

Another risk factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, geographical areas or other matters

o    a company's exploration or extraction operations could prove unprofitable

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in exposure to all areas of the gold market and who understand the risks connected with it.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the applicable sales charge of that class. Class S shares are offered in a different prospectus.

Scudder Gold Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991           -7.19
1992           -9.29
1993           59.03
1994           -7.71
1995           12.86
1996           31.75
1997          -41.00
1998          -16.94
1999            8.76
2000           -9.24


Best Quarter: 36.42%, Q1 1996              Worst Quarter: -25.55%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Class A                     -14.46               -9.69               -1.76
--------------------------------------------------------------------------------
Class B                     -12.69               -9.73               -2.18
--------------------------------------------------------------------------------
Class C                      -9.94               -9.32               -1.94
--------------------------------------------------------------------------------
Index                        -9.10               18.33               17.44
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap stocks.

Total returns for 1991 through 1992 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as % of offering price)      5.75%           None          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a % of redemption proceeds)            None*          4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                             1.00%          1.00%         1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25%          1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses**                           0.68%          0.73%         0.71%
--------------------------------------------------------------------------------
Total Annual Operating Expenses            1.93%          2.73%         2.71%
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.675%, 0.725% and 0.70% for Class A, Class B and Class C shares, respectively.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $760         $1,146         $1,557        $2,699
--------------------------------------------------------------------------------
Class B shares               676          1,147          1,645         2,693
--------------------------------------------------------------------------------
Class C shares               374            841          1,435         3,041
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $760         $1,146         $1,557        $2,699
--------------------------------------------------------------------------------
Class B shares               276            847          1,445         2,693
--------------------------------------------------------------------------------
Class C shares               274            841          1,435         3,041
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (see back cover).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the fund. For the 12 months through the most recent fiscal year end, the actual amount the fund paid in management fees was 1.00% of its average daily net assets.

The fund has entered into a new investment management agreement with the advisor. The table below describes the new fee rates for the fund.


---------------------------------------------------------------------
Investment Management Fee effective October 2, 2000
---------------------------------------------------------------------

Average Daily Net Assets                                 Fee Rate
---------------------------------------------------------------------
first $500 million                                        1.00%
---------------------------------------------------------------------
more than $500 million                                    0.95%
---------------------------------------------------------------------

As of March 14, 2001, Scudder Investments Australia Limited, Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of Zurich Scudder Investments, Inc., is the sub-advisor of the fund. Scudder Investments Australia Limited serves as both sub-advisor for mutual funds and investment advisor for certain institutional accounts. Scudder Investments Australia Limited renders investment advisory and management services including services related to the precious metals industry and related investments with regard to the portion of the fund's portfolio that is allocated to it by Zurich Scudder Investments, Inc. from time-to-time for management. The advisor has agreed to pay a sub-advisory fee of 0.35% of the value of the fund's average monthly net assets to Scudder Investments Australia Limited for the services provided by the sub-advisor.

The portfolio managers

The following people handle the day-to-day management of the fund.


Darko Kuzmanovic                    Nick Raffan
Co-Lead Portfolio Manager           Co-Lead Portfolio Manager
 o Began investment career           o Began investment career
   in 1983                             in 1974
 o Joined the advisor in 2000        o Joined the advisor in 1995
 o Joined the fund team in 2001      o Joined the fund team in 2001

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o 0.25% service fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% distribution/service fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% distribution/service fee
--------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from fund assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                                   Sales charge as a
Your investment       Sales charge as a percent    percent of your
                      of offering price            net investment
---------------------------------------------------------------------
Up to $50,000         5.75%                        6.10%
---------------------------------------------------------------------
$50,000-$99,999       4.50                         4.71
---------------------------------------------------------------------
$100,000-$249,999     3.50                         3.63
---------------------------------------------------------------------
$250,000-$499,999     2.60                         2.67
---------------------------------------------------------------------
$500,000-$999,999     2.00                         2.04
----------------------------------------------------------------------
$1 million or more    See below and next page
----------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------------------
First year                      4.00%
----------------------------------------------------------------------
Second or third year            3.00
----------------------------------------------------------------------
Fourth or fifth year            2.00
----------------------------------------------------------------------
Sixth year                      1.00
----------------------------------------------------------------------
Seventh year and later          None (automatic conversion to Class A)
----------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class B shares can make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares  CDSC on shares you sell
---------------------------------------------------------------------
First year                    1.00%
---------------------------------------------------------------------
Second year and later         None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------

$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the  o  Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application       o  Send a check made out to "Kemper
                                            Funds" and a Kemper investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                         o  If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o  Call (800) 621-1048 for instructions  o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                       o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                       o  To set up regular investments from a
                                            bank checking account, call (800)
                                            621-1048 (minimum $50)
--------------------------------------------------------------------------------
On the Internet

--                                       o  Go to www.kemper.com and register

                                         o  Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
Kemper Funds, PO Box 219151, Kansas City, MO 64121-9151

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($250 for IRAs)                           over $50,000, can only be ordered in
                                          writing with a signature guarantee; if
$100 or more for exchanges between        you're in doubt, see page 20
existing accounts
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the     o  Contact your representative by the
  method that's most convenient for you     method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By phone or wire

o  Call (800) 621-1048 for instructions  o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number     o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a     o To set up regular cash payments from
  fund account, call (800) 621-1048        a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.kemper.com and register

o Follow the instructions for making
  on-line-exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper or Scudder funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper or Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund do not affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o    withdrawals made through a systematic withdrawal plan

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission


o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper Service Company can answer your questions and help you determine if you are eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Scudder fund offering multiple classes or a Kemper fund and then decide to invest with Scudder or Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder or Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder or Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper Service Company or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

Other rights we reserve

For this fund, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
----------------------------------------------------------------------
o  short-term capital gains from selling fund shares
----------------------------------------------------------------------
o  taxable income dividends you receive from the fund
----------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
----------------------------------------------------------------------

Generally taxed at capital gains rates
----------------------------------------------------------------------
o  long-term capital gains from selling fund shares
----------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
----------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes a fund pays.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC                                     Scudder Funds c/o
450 Fifth Street, N.W.                  Kemper Distributors, Inc.
Washington, DC 20549-0102               222 South Riverside Plaza
www.sec.gov                             Chicago, IL 60606-5808
Tel (202) 942-8090                      www.kemper.com
                                        Tel (800) 621-1048




SEC File Number
Scudder Gold Fund                       811-5565



Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

A member of [LOGO] Zurich Scudder Investments

Prospectus

                                                                    SCUDDER
                                                                INVESTMENTS (SM)
                                                                     [LOGO]

--------------------------------------------------------------------------------
SPECIALTY
--------------------------------------------------------------------------------

Class AARP and Class S Shares

Scudder Gold Fund

Prospectus
March 1, 2001

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                     How to Invest in the Fund

    4  The Fund's Main Investment         14  How to Buy, Sell and
       Strategy                               Exchange Class AARP Shares

    5  The Main Risks of Investing        16  How to Buy, Sell and
       in the Fund                            Exchange Class S Shares

    6  The Fund's Performance History     18  Policies You Should Know
                                              About
    7  How Much Investors Pay
                                          22  Understanding Distributions
    8  Other Policies and Risks               and Taxes

    9  Who Manages and Oversees
       the Fund

   11  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers two classes of shares of the fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                          Class AARP     Class S

                                        ticker symbol     SGLDX          SCGDX
                                         fund number      119            019

Scudder Gold Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks maximum return (principal change and income) by investing, under normal market conditions, at least 65% of total assets in common stocks and other equities of U.S. and foreign gold-related companies and in gold coin and bullion. These companies may be involved in any of several gold-related activities, such as gold exploration, mining, fabrication, processing and distribution. At all times, the fund invests at least 25% of total assets in securities related to gold and other precious metals and directly in gold and precious metals.

In deciding which types of investments to buy and sell, the portfolio managers first consider the relative attractiveness of gold compared to stocks and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand for gold and broad economic projections.

In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average revenues or earnings growth and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 35% of total assets in:

o stocks or high-quality debt securities of companies in precious metals and minerals operations,

o     precious metals other than gold and

o     debt securities whose return is linked to precious metals prices.

Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers do not intend to use them as principal investments and may not use them at all. While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.


4 SCUDDER GOLD FUND

The fund will normally sell a stock when it reaches a target price or when its fundamental factors have changed.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is gold prices. When gold prices fall, you should expect the value of your investment to fall as well. Gold prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, gold prices tend to be weak.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Prices of gold-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as political and economic uncertainty. These risks tend to be greater in emerging markets, so to the extent that the fund invests in emerging markets, it takes on greater risks. The fund concentrates in gold and other precious metals-related securities and is not diversified. As a result, the fund can invest a larger percentage of assets in a given stock than a diversified fund and may be subject to greater volatility than a diversified fund.

Another risk factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, geographical areas or other matters

o     a company's exploration or extraction operations could prove unprofitable

o     derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in exposure to all areas of the gold market and who understand the risks connected with it.


                                                             SCUDDER GOLD FUND 5

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Gold Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991       -6.93
1992       -9.04
1993       59.47
1994       -7.46
1995       13.17
1996       32.11
1997      -40.84
1998      -16.71
1999        9.06
2000       -8.99

Best Quarter: 36.51%, Q1 1996  Worst Quarter: -25.50%, Q4 1997

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Fund -- Class S*             -8.99               -8.36               -0.90
--------------------------------------------------------------------------------
Index                        -9.10               18.33               17.44
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap stocks.

* Performance for Class AARP is not provided because this class does not have a full calendar year of performance.

Total returns for 1991 through 1992 would have been lower if operating expenses hadn't been reduced.


6 SCUDDER GOLD FUND

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)                 None
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                       1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                      0.66%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.66%
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.65%.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on October 2, 2000.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $169          $523           $902          $1,965
--------------------------------------------------------------------------------


                                                             SCUDDER GOLD FUND 7

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (see back cover).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


8 OTHER POLICIES AND RISKS

Who Manages and Oversees the Fund

The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the fund. For the 12 months through the most recent fiscal year end, the actual amount paid in management fees was 1.00% of its average daily net assets.

The fund has entered into a new investment management agreement with the advisor. The table below describes the new fee rates for the fund.

--------------------------------------------------------------------------------
Investment Management Fee effective October 2, 2000
--------------------------------------------------------------------------------

Average Daily Net Assets                                 Fee Rate
--------------------------------------------------------------------------------
first $500 million                                        1.00%
--------------------------------------------------------------------------------
more than $500 million                                    0.95%
--------------------------------------------------------------------------------


                                             WHO MANAGES AND OVERSEES THE FUND 9

As of March 14, 2001, Scudder Investments Australia Limited, Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of Zurich Scudder Investments, Inc., is the sub-advisor of the fund. Scudder Investments Australia Limited serves as both sub-advisor for mutual funds and investment advisor for certain institutional accounts. Scudder Investments Australia Limited renders investment advisory and management services including services related to the precious metals industry and related investments with regard to the portion of the fund's portfolio that is allocated to it by Zurich Scudder Investments, Inc. from time-to-time for management. The advisor has agreed to pay a sub-advisory fee of 0.35% of the value of the fund's average monthly net assets to Scudder Investments Australia Limited for the services provided by the sub-advisor.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of the fund.

      Darko Kuzmanovic                  Nick Raffan
      Co-Lead Portfolio Manager         Co-Lead Portfolio Manager
        o Began investment career         o Began investment career
          in 1983                           in 1974
        o Joined the advisor in 2000      o Joined the advisor in 1995
        o Joined the fund team in 2001    o Joined the fund team in 2001


10 WHO MANAGES AND OVERSEES THE FUND

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

Scudder Gold Fund -- Class AARP

--------------------------------------------------------------------------------
                                                                         2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $5.73
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (b)                                        .00(c)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.43)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.43)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --
--------------------------------------------------------------------------------
Net asset value, end of period                                          $5.30
--------------------------------------------------------------------------------
Total Return (%)                                                        (7.50)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .02
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.66*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.11)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                15
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)   Based on monthly average shares outstanding during the period.

(c)   Less than $.005 per share.

*     Annualized

**    Not annualized


                                                         FINANCIAL HIGHLIGHTS 11

Scudder Gold Fund -- Class S (a)

------------------------------------------------------------------------------------------------------------------------
                                                       2000(c)       1999(c)   1998(d)     1998(e)    1997(e)    1996(e)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning                             $6.73         $6.37     $6.65       $10.49     $15.34     $12.86
of period
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                  .02           .00       .00          .00       (.08)      (.09)
  (loss) (b)
------------------------------------------------------------------------------------------------------------------------
  Net realized and                                     (1.35)          .36      (.28)       (3.70)     (2.12)      4.28
  unrealized gain (loss) on
  investment transactions
------------------------------------------------------------------------------------------------------------------------
  Total from investment                                (1.33)          .36      (.28)       (3.70)     (2.20)      4.19
  operations
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  In excess of net                                      (.09)           --        --         (.14)     (2.39)     (1.08)
  investment income
------------------------------------------------------------------------------------------------------------------------
  Net realized gains on                                   --            --        --           --       (.26)      (.63)
  investment transactions
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                   (.09)           --        --         (.14)     (2.65)     (1.71)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end                                   $5.31         $6.73     $6.37        $6.65     $10.49     $15.34
of period
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                      (20.08)         5.65     (4.21)**    (35.45)    (17.72)     36.91
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                 82           116       130          132        164        173
($ millions)
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before                                1.84(f)       2.01      2.13*        1.82       1.60       1.50
expense reductions (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after                                 1.81(f)       2.01      2.13*        1.82       1.60       1.50
expense reductions (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment                                  .31           .05      (.08)*        .04       (.62)      (.61)
income (loss) (%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               15            91       154*          68         39         30
------------------------------------------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)   Based on monthly average shares outstanding during the period.

(c)   Years ended October 31.

(d) Four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(e)   Years ended June 30.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.76%, respectively.

*     Annualized

**    Not annualized


12 FINANCIAL HIGHLIGHTS

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more with an Automatic
                                          Investment Plan, Payroll Deduction or
$500 or more for IRAs                     Direct Deposit

--------------------------------------------------------------------------------
By mail

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment
  check                                   o check payable to "The AARP
                                            Investment Program"

--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions

--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions

--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277

--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on       o Once you specify a dollar amount
  your enrollment form and submit it.       (minimum $50), investments are
  You will receive further                  automatic.
  instructions by mail.

--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277

--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  Open an Account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program,
First investment: PO Box 219735, Kansas City, MO 64121-9735
Additional investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)


14 HOW TO BUY, SELL AND EXCHANGE CLASS AARP SHARES

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
                                          20

--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions

--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions

--------------------------------------------------------------------------------
By mail or fax (see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o names of the funds, class and number
  of shares or dollar amount you want       of shares or dollar amount you want
  to exchange                               to redeem

--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277

--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277

--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To reach us:

o     Web site aarp.scudder.com

o     Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m. EST

o     Confidential fax line 1-800-821-6234, always open

o     TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Class AARP
Services

o     AARP Lump Sum Service For planning and setting up a lump sum distribution.

o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs

o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress

o     For more information, please call 1-800-253-2277.


                              HOW TO BUY, SELL AND EXCHANGE CLASS AARP SHARES 15

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $100 or more for regular accounts

$1,000 or more for IRAs                   $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan

--------------------------------------------------------------------------------
By mail or express (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"

--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions

--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions

--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-SCUDDER (minimum $50)

--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER

--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail:
First investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669 Additional investments: The Scudder Funds, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)


16 HOW TO BUY, SELL AND EXCHANGE CLASS S SHARES

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$100 or more for exchanges between        20
existing accounts

--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------

Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions

--------------------------------------------------------------------------------
By mail, express or fax (see
previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number

--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER

--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER

--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------


                                 HOW TO BUY, SELL AND EXCHANGE CLASS S SHARES 17

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class AARP and Class S shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).


18 POLICIES YOU SHOULD KNOW ABOUT

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
--------------------------------------------------------------------------------

For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).


                                               POLICIES YOU SHOULD KNOW ABOUT 19

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the fund calculates share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each class of the fund uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------       = NAV
TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.


20 POLICIES YOU SHOULD KNOW ABOUT

Other rights we reserve

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' written notice (90 days' for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)


                                               POLICIES YOU SHOULD KNOW ABOUT 21

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


22 UNDERSTANDING DISTRIBUTIONS AND TAXES

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o taxable income dividends you receive from the fund
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes a fund pays.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


                                        UNDERSTANDING DISTRIBUTIONS AND TAXES 23

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

AARP Investment Program
from Scudder             Scudder Funds         SEC
--------------------------------------------------------------------------------
PO Box 219735            PO Box 219669         450 Fifth Street, N.W.
Kansas City, MO          Kansas City, MO       Washington, D.C.
64121-9735               64121-9669            20549-6009
--------------------------------------------------------------------------------
1-800-253-2277           1-800-SCUDDER         1-202-942-8090
--------------------------------------------------------------------------------
aarp.scudder.com         myScudder.com         www.sec.gov
--------------------------------------------------------------------------------

SEC File Number        811-5565

19-2-031                                                                PR019301

A member of [LOGO] Zurich Scudder Investments

                                        [RECYCLE LOGO] Printed on recycled paper

                                SCUDDER GOLD FUND
                             Class S and Class AARP
                         SUPPLEMENT TO THE STATEMENT OF
                          ADDITIONAL INFORMATION DATED
                                  MARCH 1, 2001

                           --------------------------


Until March 14, 2001, the following disclosure supercedes the current disclosure in the "Sub-Advisor" subsection found on pages 57 and 58 of the Statement of Additional Information:


Until or about March 14, the sole investment advisor to the fund is Zurich Scudder Investments, Inc.



March 1, 2001

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2001



                   Scudder Gold Fund (Class A, B and C Shares)
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048



This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, Class B and Class C Shares (the "Shares") of Scudder Gold Fund (the "Fund"), a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the prospectus of the Shares dated March 1, 2001. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

Scudder Gold Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C Shares. Only Class A, Class B and Class C shares of Scudder Gold Fund are offered herein.

         Zurich Scudder Investments, Inc. (the "Advisor") serves as the Fund's investment manager.

The financial statements appearing in the Fund's October 31, 2000 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document.

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.......................................................3

INVESTMENT POLICIES AND TECHNIQUES............................................5


DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................20

PERFORMANCE..................................................................24
         Average Annual Total Return.........................................24
         Cumulative Total Return.............................................25
         Total Return........................................................25
         Comparison of Fund Performance......................................25

INVESTMENT ADVISOR AND UNDERWRITER...........................................26
         AMA InvestmentLinkSM Program........................................29
         Code of Ethics......................................................30

PORTFOLIO TRANSACTIONS.......................................................33
         Portfolio Turnover..................................................34
         Net Asset Value.....................................................34

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES................................35

PURCHASE OF SHARES...........................................................35

REDEMPTION OR REPURCHASE OF SHARES...........................................40

SPECIAL FEATURES.............................................................44

OFFICERS AND DIRECTORS.......................................................48

REMUNERATION.................................................................1
         Responsibilities of the Board -- Board and Committee Meetings........51
         Compensation of Officers and Directors of the Fund..................51

SHAREHOLDER RIGHTS...........................................................52

ADDITIONAL INFORMATION.......................................................53
         Other Information...................................................53

FINANCIAL STATEMENTS.........................................................53

                             INVESTMENT RESTRICTIONS

The policies set forth below have been adopted by the Corporation with respect to the Fund as fundamental policies and may not be changed without approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

         (1)      make  loans  except  as  permitted   under  the  1940  Act  as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time;

         (2) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (3) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (4) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;

         (5) concentrate its investments in a particular industry, as that term is used in the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins;

         (6)      borrow  money,  except  as  permitted  under  the  1940 Act as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time; and

         (7) issue senior securities, except as permitted under the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (4) enter into futures contracts or purchase options thereon for other than bona fide hedging purposes unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (6) lend portfolio securities in an amount greater than 5% of its total assets.

The 1940 Act limits the Fund's investment in other investment companies. To the extent that the Fund invests in shares of other investment companies, pursuant to the 1940 Act, additional fees and expenses in addition to those incurred by the Fund may be deducted from such investments.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds assets will not be considered a violation of the restriction.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC that permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

                       INVESTMENT POLICIES AND TECHNIQUES

The Fund, a non-diversified series of the Corporation, an open-end investment management company. The Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. When making portfolio investments, the Fund will emphasize the potential for growth of the proposed investment, although it may also consider the income generating capacity of a stock as one factor among others in evaluating investment opportunities.

Although the Fund is non-diversified under the 1940 Act, it is designed as a convenient and cost-effective means for investors to diversify their investments and to participate in possible increases in the price of gold. Investors in the Fund must be willing to accept above-average risk compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index. Investors should not consider the Fund a complete investment program.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Fund's Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Investments. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in:

         o equity securities (defined as common stock, investment-grade preferred stock and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold,

         o        gold bullion, and

         o        gold coins.

A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity.

The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments. In addition, the Fund may make short sales against the box, engage in securities lending and strategic transactions, which may include derivatives, enter into repurchase and reverse repurchase agreements, and may invest in illiquid securities.

Investment-grade preferred stock and debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Services ("S&P"), or, if unrated, are deemed by the Advisor, to be of equivalent quality.

The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Precious metals").

When deemed appropriate by the Advisor, the Fund may temporarily invest up to 30% of its assets to maintain liquidity. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash, high quality cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), and domestic repurchase agreements. The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits. It is impossible to accurately predict how long such alternative strategies may be utilized. To the extent the Fund holds cash or is not invested in securities used to pursue its investment objective, the Fund will not achieve its investment objective.

How Investments are Selected. The Advisor considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Advisor believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals-related businesses.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Investments include companies of varying size as measured by assets, sales or capitalization. The Fund may invest in certain closed-end investment companies holding foreign securities in accordance with the limitations of the 1940 Act.

Foreign Securities. Because of the Fund's policy of investing primarily in gold-related investments, a substantial part of the Fund's assets is generally invested in securities of companies primarily outside the United States, wherever domiciled or operating (including the Cayman Islands, the domicile of Scudder Precious Metals, Inc.). In addition, the Fund may make money market investments in the obligations of foreign banks. Although the percentages of Fund assets invested outside the United States will vary, the Fund expects that a substantial portion of its assets at any time will consist of non-U.S. securities.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Precious Metals. The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

The Fund may invest up to 25% of its assets in wholly-owned subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary.

Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

[The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.]

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Asset-Indexed Securities. The Fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Fund may purchase asset-indexed securities to the extent permitted by law.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Short Sales Against the Box. With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement. Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage
Uninvested Cash. The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Considerations. In non-U.S. markets, issuers often issue new shares on a partially-paid basis. The aggregate purchase price is paid in installments over a specified period, generally not more than nine months, during which time the shares trade freely on a partially-paid basis. The Fund anticipates that it may purchase partially-paid shares from time to time.

Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

Because direct investments in precious metals do not generate income, they may be subject to greater fluctuations in value than interest-paying and dividend-paying securities. Investors should also be aware that gold coins trade at approximately the current or spot price of the underlying gold bullion plus a premium which reflects, among other things, fabrication costs incurred in producing the coins. This premium has ranged from 2.5% to 15%. Any change in this premium will affect the value of the Fund's shares.

Changes in portfolio securities are normally made on the basis of investment considerations.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Corporation intends to follow the practice of distributing substantially all of the Fund's net investment income, including any excess of net realized short-term capital gains over net realized long-term capital losses. The Corporation intends to follow the practice of distributing the entire excess of the Fund's net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes on behalf of the shareholders.

The Corporation intends to distribute the Fund's net investment income and any net realized short-term and long-term capital gains resulting from Fund investment activity in December to prevent application of a federal excise tax. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash (see "TAXES"). Any distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Taxes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

As a regulated investment company qualifying under Subchapter M of the Code, the Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Fund.

At October 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $87,750,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($25,115,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,223,000), the respective expiration dates.

In addition, no more than 10% of the Fund's gross income may be from nonqualifying sources, including income from investments in precious metals and precious metals futures and options transactions. The Fund may therefore need to limit the extent to which it makes such investments in order to qualify as a regulated investment company.

The Fund is subject to a 4% nondeductible excise tax calculated as a percentage of certain undistributed amounts of taxable income and capital gain. The Fund has established distribution policies which should minimize or eliminate the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it may be required to pay an interest charge to the IRS and distribute to shareholders all or a portion of its remaining earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, thereby requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report his or her share of such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between the shareholder's pro rata share of such gains and the shareholder's tax credit.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. The Fund will designate the amount of each distribution that will qualify for the 20% capital gains rate or the 28% capital gains rate. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January must be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in the recognition of gain or loss by the shareholder.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The Fund may qualify for and make an election which would allow shareholders to claim a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund. Should the Fund make such an election, shareholders would be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The Fund will be qualified to make the election if more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. For any year for which such an election is made, the Fund will report to shareholders (no later than 60 days after the close of its taxable year) the amount per share of such foreign taxes that must be included in the shareholder's gross income and will be available as a deduction or credit.

No gain or loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of a put option purchased by the Fund, on the Fund's holding period for the underlying stock it sells pursuant to the put option. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock in the Fund's portfolio. If the Fund writes a put or call option, no gain or loss is recognized upon its receipt of the related premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a purchaser exercises a call option written by the Fund, the gain or loss recognized by the Fund will be short-term or long-term depending on the Fund's holding period for the underlying stock sold pursuant to such exercise. The exercise of an equity put option written by the Fund is not a taxable transaction for the Fund.

Many futures contracts (including foreign currency futures contracts) entered into by the Fund, certain forward currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be considered "Section 1256" contracts under the Code. Absent an election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term. Moreover, on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized. Under certain circumstances, entry into a futures contract to sell a security held by the Fund may constitute a short sale of that security for federal income tax purposes, causing an adjustment in the Fund's holding period for that security.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Certain of the Fund's transactions, including short sales against the box and strategic transactions, if any, may be subject to special provisions of the Code that may affect the character of gains and losses realized by the Fund and the holding periods of securities held by the Fund, and may accelerate the recognition of income to the Fund.

Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

The Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) may be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.

The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives an "excess distribution" with respect to PFIC stock or realizes a gain on a disposition of PFIC stock, the Fund itself may be subject to a tax even if it distributes those amounts to its shareholders. In general, under the PFIC rules, an excess distribution and gain on a sale of PFIC stock is treated as having been received or realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the amount, if any, that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions and stock gains allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, such amounts might have been classified as capital gain.

To avoid the foregoing tax rules, the Fund may make an election to mark-to-market its shares of these foreign investment companies with the result that the Fund will be treated as if it had sold and repurchased all of its PFIC stock at the end of each year. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the PFIC's stock exceeds the Fund's adjusted basis in these shares. Mark-to-market losses may be recognized to the extent of previously recognized mark-to-market gains. The effect of the election would be to treat excess distributions and gain on dispositions of PFIC stock as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. This election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

Backup withholding may be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions made for the previous year.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                                   PERFORMANCE

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class A, B and C shares are newly offered and therefore have no available performance information. Performance figures prior to March 1, 2001 for Class A, Class B and C shares are derived from the historical performance of Class S shares, adjusted to reflect the higher operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                Average Annual Total Returns for the Period Ended
                         October 31, 2000 ^(1)(2)(3)(4)

                                 1 Year       3 Years     5 Years       10 Years
Scudder Gold Fund -- Class A     -24.88%       -16.74%     -10.38%        -2.60%
Scudder Gold Fund -- Class B     -23.31%       -16.61%     -10.39%        -2.80%
Scudder Gold Fund -- Class C     -20.92%       -15.74%     -10.01%        -2.77%

(1) Because Class A, B and C shares were not introduced until March 1, 2001, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(3) If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the life of the Fund would have been lower.

(4) On September 15, 1998, Scudder Gold Fund changed its fiscal year end from June 30 to October 31.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

Where:

                 C         =       Cumulative Total Return
                 P         =       a hypothetical initial investment of $1,000
                 ERV               = ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

    Cumulative Total Returns for the Period Ended October 31, 2000 ^(1)(2)(3)

                                  1 Year    3 Years    5 Years     10 Years
Scudder Gold Fund -- Class A     -24.88%     -42.29   -42.17%     -23.13%
Scudder Gold Fund -- Class B     -23.31%     -42.02   -42.23%     -24.72%
Scudder Gold Fund -- Class C     -20.92%     -40.18   -40.98%     -24.53%

(1) Because Class A, B and C shares were not introduced until March 1, 2001, the returns for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares.


(2) If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the ten year period would have been lower.


(3) On September 15, 1998, Scudder Gold Fund changed its fiscal year end from June 30 to October 31.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of that Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                       INVESTMENT ADVISOR AND UNDERWRITER

Investment Advisor. Zurich Scudder Investments, Inc., (the "Advisor"), 345 Park Avenue, New York, New York, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). On September 7, 1998, the businesses of Zurich (including Zurich's

70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into an single Swiss company, Zurich Financial Services. On January 1, 2001 Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors. The Directors have overall responsibility for the management of the Fund under Massachusetts law.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement (the "Agreement") was most recently approved by the Directors on October 10, 2000, which became effective on October 2, 2000, will continue in effect until September 30, 2001. The Agreement will continue in effect until from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation and By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Director of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Director regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

For these services, the Fund will pay the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets of the first $500 million, 0.95% of the Fund's average daily net assets exceeding $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For these services prior to October 2, 2000, the Fund paid the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets. The net investment advisory fee for the fiscal year ended October 31, 2000 was $974,563 and for the fiscal years ended June 30, 1999 and 1998 were $1,150,027 and $1,471,427, respectively. For the four months ended October 31, 1998, the net investment advisory fee was $411,019.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

Sub-Advisor. Scudder Investments Australia Limited ("SIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of Zurich Scudder Investments, Inc., is the sub-advisor for the Fund. SIAL serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. SIAL has served as sub-advisor to the Fund since March 2001.

Under the terms of the Research and Advisory Agreement, SIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays SIAL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average monthly net assets.

The Research and Advisory Agreement provides that SIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SISL in the performance of its duties or from reckless disregard by SIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory  Agreement  remains in effect until  September 1, 2002
unless  sooner   terminated  or  not  annually   approved  as  described  below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 1, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds

AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA

Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Corporation and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Fee. The Fund has entered into an administrative services agreement with the Advisor (the "Administration Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreements with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.675% for Class A, 0.725% for Class B and 0.700% for Class C. One effect of this arrangement is to make the Fund's future expense ratio more predictable. For the period October 2, 2000 through October 31, 2000, the Administration Agreement expense amounted to $44,318, all of which was unpaid at October 31, 2000.Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor , provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Fund and maintains its accounting records. Kemper Service Company is the transfer, shareholder servicing and dividend-paying agent for the Class A, B and C shares of the Fund. As custodian, Brown Brother Harriman holds the portfolio securities of the Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Dechert acts as general counsel for the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The Administration Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by the Fund to the Advisor pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.



Principal Underwriter and Administrator. Pursuant to a separate Underwriting and Distribution Services Agreement ("Distribution Agreement") and a separate Shareholder Services Agreement ("Services Agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, B and C shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. KDI bears all of its expenses of providing services pursuant to the Services Agreement between KDI and the Fund, including the payment of service fees. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors or a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of Directors for the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board of Directors of the Fund who are not interested persons of the Fund and who have no direct of indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Rule 12b-1 Plan.

Distribution Services. The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution services for those classes. Because distribution fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that Agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

For its services under the Distribution Agreement, KDI is paid monthly a fee from Class B shares net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 0.75%.

For its services under the Distribution Agreement, KDI is paid monthly a fee from Class C shares net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges.

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B and C shareholders under the Services Agreement with KDI. KDI bears all its expenses of providing services pursuant to the Services Agreement between KDI and a Fund, including the payment of service fees.

The Fund pays KDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund. Because shareholder service fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or a Fund. Firms to which service fees may be paid include affiliates of KDI. In addition KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any further doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for the Fund authorize the payment of the services fee.

KDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the services fee payable to KDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on each Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of the Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future

Certain Directors or officers of the Fund are also directors or officers of the Advisor or KDI, as indicated under "Officers and Directors."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Advisor, computes net asset value for the Fund. SFAC is paid an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets on the next $850 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $41,044, of which $3,216 is unpaid at October 31, 2000. For the fiscal years ended October 31, 1999 and for the four months ended October 31, 1998, the amounts charged by SFAC aggregated $49,857 and $26,870. For the fiscal year ended June 30, 1998 the amount charged by SFAC aggregated $67,605.

Custodian, Transfer Agent and Shareholder Service Agent. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Kemper Service Company ("KSVC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. Prior to the implementation of the Administration Agreement, KSVC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Independent Accountants and Reports to Shareholders. The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions.  Allocation of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Directors of the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

In the fiscal years ended October 31, 2000, October 31, 1999 and June 30, 1998, the Fund paid brokerage commissions of $78,841 $778,462 and $867,223, respectively. For the four month period ended October 31, 1998, the Fund paid brokerage commissions of $562,046. For the fiscal year ended October 31, 2000, $63,579 (80.64% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $59,457,496, of which $23,004,459 (38.69% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover

The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

The Fund's portfolio turnover rates for the fiscal year ended October 31, 2000 was 15% and for October 31, 1999 was 90.7%. The Fund experienced a change in portfolio management in 1999.

Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value of the Class B and Class C Shares of the Fund will generally be lower than that of the Class A Shares of the Fund because of higher expenses borne by the Class B and Class C Shares.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Gold, silver, platinum and palladium bullion shall be valued based on the London Fixing or, if there is no London Fixing available, the value of gold and silver bullion shall be based on the last spot settlement as reported by the Comex, a division of the New York Mercantile Exchange ("NYMEX"), and the value of platinum and palladium bullion shall be based on the last spot settlement on NYMEX, as supplied by a recognized precious metals dealer as of the time of valuation; coins and precious metals other than gold, silver, platinum and palladium bullion shall be valued at the calculated mean based on market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker as of the time of valuation.

                  PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by Directors, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

                               PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                  Annual 12b-1 Fees^(1)
                                                   (as a % of average
              Sales Charge                          daily net assets)           Other Information
              ------------                          -----------------           -----------------

Class A       Maximum initial sales charge of                 0.25%             Initial sales charge
              5.75% of the public offering                                      waived or reduced for
              price^(2)                                                          certain purchases

Class B       Maximum contingent deferred sales               1.00%             Shares convert to Class A


                                       35

                                                  Annual 12b-1 Fees^(1)
                                                   (as a % of average
              Sales Charge                          daily net assets)           Other Information
              ------------                          -----------------           -----------------

              charge of 4% of redemption                                        shares six years after
              proceeds; declines to zero after                                  issuance
              six years

Class C       Contingent deferred sales charge of             1.00%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase

(1)      There is a service fee of 0.25% for each class.

(2) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                       Allowed to Dealers
                                           As a Percentage of     As a Percentage of   As a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*      Offering Price
------------------                            --------------       ----------------      --------------

Less than $50,000                                 5.75%                 6.10%                5.20%
$50,000 but less than $100,000                     4.50                  4.71                 4.00
$100,000 but less than $250,000                    3.50                  3.63                 3.00
$250,000 but less than $500,000                    2.60                  2.67                 2.25
$500,000 but less than $1 million                  2.00                  2.04                 1.75
$1 million and over                               .00**                 .00**                  ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.

The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Zurich Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Zurich Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above [and including purchases of Class R shares of certain Scudder Funds. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Zurich Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of [Zurich Scudder Mutual Fund]s pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, Directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment Advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter." Which Arrangement is Better for You? The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their Shares within six years might consider Class C Shares.

KDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Eligible Funds or other plan investments listed under "Special Features
- Class A Shares - Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

Effective February 28, 2001, KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Eligible Funds at net asset value for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features - Class A Shares - Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to tome, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by KDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

                       REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Zurich Scudder Mutual Funds, Attention: Redemption Department, P.O. Box 219151, Kansas City, Missouri 64121-9151. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Quick-Buy or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $800 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: Redemption by Wire and Quick-Buy and Quick-Sell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------

First                                               4%
Second                                              3%
Third                                               3%

Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------

Fourth                                              2%
Fifth                                               2%
Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to [Zurich Scudder Mutual Fund]s and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed funds under "Special Features -- Class A Shares -- Combined Purchases". A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time

Redemption in Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

                                SPECIAL FEATURES

SPECIAL FEATURES

Class A  Shares  -  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Scudder Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income and Capital Preservation Fund, Kemper Intermediate Municipal Bond Fund, Kemper International Fund, Kemper International Research Fund, Scudder Focus Growth Fund, Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New Europe Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Scudder Research Fund, Kemper Target 2010 Fund, Kemper Target 2011 Fund, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper
Retirement  Fund -- Series  V,  Kemper  Retirement  Fund --  Series  VI,  Kemper
Retirement Fund -- Series VII, Scudder S&P 500 Stock Index Fund, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Zurich Scudder Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Strategic Income Fund, Kemper Target 2010 Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities
Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman Financial Services Fund, Kemper-Dreman High

Return Equity Fund, Classic Growth Fund, Global Discovery Fund, Value Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High Yield Tax Free Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder Pathway Series - Moderate Portfolio, Scudder Technology
Innovation Fund (the "Eligible Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Eligible Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include:
(a) Money Market Funds as "Eligible Funds," (b) all classes of shares of any Eligible Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Eligible Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Eligible Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Eligible Funds in accordance with the provisions below.

Class A Shares.  Class A shares of the  Eligible  Funds and  shares of the Money
Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Eligible Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Zurich Scudder Mutual Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Zurich Scudder Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Zurich Scudder Mutual Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Zurich Scudder Mutual Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Zurich Scudder Mutual Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Zurich Scudder Mutual Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention:
Exchange Department, P.O. Box 219151, Kansas City, Missouri 64121-9151, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Zurich Scudder Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Zurich Scudder Mutual Fund. If selected, exchanges will be made automatically until the shareholder or the Zurich Scudder Mutual Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Zurich Scudder r Mutual Fund] acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

Quick-Buy and Quick-Sell. Quick-Buy and Quick-Sell permits the transfer of money via the Automated ClearingHouse System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in Quick-Buy and Quick-Sell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in Quick-Buy and Quick-Sell, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 219151, Kansas City, Missouri 64121-9151. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. Quick-Buy and Quick-Sell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 219151, Kansas City, Missouri 64121-9151. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

                             OFFICERS AND DIRECTORS

The officers and Directors of the Corporation, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Kemper Distributors, Inc., are as follows:



                             Directors and Officers
                                                                                                 Position with
                                                                                                 Underwriter,
                                                                                                 Kemper Distributors,
                                                                                                 --------------------
Name, Age, and Address           Position with Fund         Principal Occupation**               Inc.
----------------------           ------------------         --------------------                 ----

Henry P. Becton, Jr. (57)        Director                   President, WGBH Educational                    --
WGBH                                                        Foundation
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*         Director, Chairperson and  Managing Director of Zurich Scudder  Director and Senior
                                 President                  Investments, Inc.                    Vice President

Dawn-Marie Driscoll (54)         Director                   Executive Fellow, Center for                   --
4909 SW 9th Place                                           Business Ethics, Bentley College;
Cape Coral, FL  33914                                       President, Driscoll Associates
                                                            (consulting firm)

Edgar R. Fiedler (71)            Director                   Senior Fellow and Economic                     --
50023 Brogden                                               Counselor, The Conference Board,
Chapel Hill, NC                                             Inc. (not-for-profit business
                                                            research organization)

Keith R. Fox (46)                Director                   General Partner, Exeter Group of    --
10 East 53rd Street                                         Funds
New York, NY  10022



                                       48

Joan E. Spero (56)               Director                   President, Doris Duke Charitable    --
Doris Duke Charitable Foundation                            Foundation; Department of State -
650 Fifth Avenue                                            Undersecretary of State for
New York, NY  10128                                         Economic, Business and Agricultural
                                                            Affairs (March 1993 to January 1997)

Jean Gleason Stromberg (57)      Director                   Consultant; Director, Financial                --
3816 Military Road, NW                                      Institutions Issues, U.S. General
Washington, D.C.                                            Accounting Office (1996-1997);
                                                            Partner, Fulbright & Jaworski (law
                                                            firm) (1978-1996)

Jean C. Tempel (57)              Director                   Managing  Director, First Light                --
One Boston Place 23rd Floor                                 Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (46)*           Director                   President and CEO, AARP Services,               __
601 E Street                                                Inc.
Washington, D.C. 20004

John R. Hebble (42)+             Treasurer                  Senior Vice President of Zurich      Assistant Treasurer
                                                            Scudder Investments, Inc.


Caroline Pearson (38)+           Assistant Secretary        Managing Director of Zurich Scudder  Clerk
                                                            Investments, Inc.; Associate,
                                                            Dechert Price & Rhoads (law firm)

                                                            1989 - 1997

John Millette (38)+              Vice President and         Vice President of Zurich Scudder
                                 Secretary                  Investments, Inc.

Thomas V. Bruns (43) #           Vice President             Managing Director of Zurich Scudder             --
                                                            Investments, Inc.

William F. Glavin (42) #         Vice President             Managing Director of Zurich Scudder  Vice President
                                                            Investments, Inc.


James E. Masur (40)+             Vice President             Managing Director of Zurich Scudder  --
                                                            Investments, Inc.


Kathryn L. Quirk (48)+           Vice President and         Managing Director of Zurich Scudder  Director, Senior Vice
                                 Assistant Secretary        Investments, Inc.                    President, Chief Legal
                                                                                                 Officer and Assistant
                                                                                                 Clerk

                                       49

Howard S. Schneider (43)#        Vice President             Managing Director of Zurich Scudder  Vice President
                                                            Investments, Inc.

Brenda Lyons (38)+               Vice President             Senior Vice President of Zurich                 --
                                                            Scudder Investments, Inc.


Joann M. Barry (40) #            Vice President             Managing Director of Zurich Scudder             --
                                                            Investments, Inc.


* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Corporation, within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all of the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+    Address:  Two International Place, Boston, Massachusetts

++   Address:  345 Park Avenue, New York, New York

#    222 South Riverside Plaza, Chicago, Illinois


The Directors and Officers of the Corporation also serve in similar capacities with other Scudder Funds.

As of January 31, 2001, all Directors and Officers of the Corporation, as a group, owned beneficially (as that term is defined in Section 13 (d) of the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of Scudder Gold Fund.

As of January 31, 2001, 2,707,750 shares in the aggregate, or 18.93% of the outstanding shares of Scudder Gold Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 788 shares in the aggregate, or 5.81% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Veera Vitayaudom, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 2,169 shares in the aggregate, or 16.01% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for the benefit of Phillip and Faye Ellgen, Trustees for Phillip and Faye Ellgen Common Trust, 2 International Place, Boston, MA 02110 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 749 shares in the aggregate, or 5.53% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for the benefit of Delmar and Juanita Rentschler, 2 International Place, Boston, MA 02110 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 3,800 shares in the aggregate, or 28.06% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Ray Eastman, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 1,189 shares in the aggregate, or 8.78% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Alice Vanetten, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

To the knowledge of the Corporation, as of January 31, 2001, no person owned beneficially more than 5% of the outstanding shares of any class of the fund, except as stated above.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

The Board of Directors of the Corporation is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Zurich Scudder Investments, Inc. These "Independent Directors" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

The Board of Directors meets at least quarterly to review the investment performance of the Fund of the Corporation and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

All of the Independent Directors serve on the Committee of Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Directors of the Fund

Each Independent Director receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Director who serves as lead director receives additional compensation for his or her service. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors'
educational  seminars  or  conferences,   service  on  industry  or  association
committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Directors have in the past and may in the future waive a portion of their compensation.

The Independent Directors also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director during 2000 from the Corporation and from all of the Scudder funds as a group.





                                         Scudder
                                   Mutual Funds,
      Name                             Inc.*               All Scudder Funds
      ----                             -----               -----------------

      Henry P. Becton, Jr.**           $89.14           $156,218.60 (72 Funds)
      Dawn-Marie Driscoll**          $3,824.44          $154,587.00 (72 Funds)
      Edgar R. Fiedler**+              $89.14           $115,813.60 (71 Funds)
      Keith R. Fox                   $4,663.14          $174,438.60 (71 Funds)
      Joan E. Spero                  $4,238.14          $170,313.60 (71 Funds)
      Jean Gleason Stromberg**         $89.14            $97,571.60 (56 Funds)
      Jean C. Tempel**                 $89.14           $149,612.60 (72 Funds)


*        Scudder Mutual Funds, Inc. consists of one fund: Scudder Gold Fund.

** Newly elected Director. On July 13, 2000, shareholders of the Fund elected a new Board of Directors. See the "Directors and Officers" section for the newly-constituted Board of Directors.

+ Mr. Fiedler's total compensation includes payment of deferred fees on the amount of $124,960.91 accrued, but not received, through the deferred compensation program.


Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                               SHAREHOLDER RIGHTS

The Corporation is a Maryland corporation organized in March 1988. The Corporation currently offers shares of common stock of one series, which series represents interests in the Fund. The authorized capital stock of the
Corporation consists of 3 billion shares of a par value of $0.01 each, 320 million of which are allocated to the Fund. The Fund is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Each share of each class of the Fund has equal rights as to each other share of that class as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held, however, separate votes are taken on matters affecting an individual class. All shares issued and outstanding are fully paid and nonassessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series.

The Directors, in their discretion, may authorize the division of shares of different series of the Fund into different classes and may authorize shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The shares of the Corporation have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Corporation has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Corporation to establish a multiple class distribution system.

Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Board under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

The Corporation's Amended and Restated Articles of Incorporation (the "Articles") provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The Articles and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.

                             ADDITIONAL INFORMATION

Other Information

The CUSIP numbers of the classes are:

         Class A: 810904-300.

         Class B: 810904-409.

         Class C: 810904-508.

The Fund has a fiscal year ending October 31st. On September 15, 1998, the Board of the Fund changed the fiscal year end from June 30th to October 31st.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Corporation employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 as custodian for the Fund. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

The law firm of Wilkie is counsel to the Fund.

The Fund's Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2000, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                     DESCRIPTION OF S&P AND MOODY'S RATINGS

Description of S&P preferred stock and corporate bond ratings:

         AAA -- Preferred stock and bonds rated AAA have the highest rating assigned by S&P to a preferred stock issue or debt obligation. Capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, is extremely strong.

         AA -- Preferred stock and bonds rated AA have a very strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, and differ from the highest rated issues only in small degree.

         A -- Preferred stock and bonds rated A have a strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than preferred stocks or bonds in higher rated categories.

         BBB -- Preferred stock and bonds rated BBB are regarded as having an adequate capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay preferred stock obligations or to pay interest and repay principal for bonds in this category than for preferred stocks or bonds in higher rated categories.

Description of Moody's preferred stock ratings:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Description of Moody's corporate bond ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                           SCUDDER MUTUAL FUNDS, INC.

                                SCUDDER GOLD FUND




                             Class AARP and Class S














                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2001


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103, 1-800-SCUDDER, or from the firm from which this Statement of Additional Information was obtained.

The  Annual  Report  to  Shareholders  of  the  Fund,  dated  October  31,  2000 accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES.................................4

INVESTMENT RESTRICTIONS.....................................................23

NET ASSET VALUE.............................................................25

EXCHANGES AND REDEMPTIONS...................................................31

FEATURES AND SERVICES.......................................................34

THE SCUDDER FAMILY OF FUNDS.................................................36

RETIREMENT PLANS............................................................37

DIVIDENDS...................................................................41

PERFORMANCE INFORMATION.....................................................41

FUND ORGANIZATION...........................................................44

INVESTMENT ADVISOR..........................................................45

DIRECTORS AND OFFICERS......................................................50

REMUNERATION................................................................53

DISTRIBUTOR.................................................................54

TAXES    ...................................................................55

PORTFOLIO TRANSACTIONS......................................................59

ADDITIONAL INFORMATION......................................................61

FINANCIAL STATEMENTS........................................................63

APPENDIX ...................................................................64

                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

The Fund, a non-diversified series of the Corporation, is an open-end investment management company. The Fund offers multiple classes of shares. Class AARP and Class S are offered in this Statement of Additional Information. Each class has its own important features and policies. Shares of Class AARP are designed especially for members of AARP. The Fund also has three other share classes offered in a separate prospectus and Statement of Additional Information. The Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. When making portfolio investments, the Fund will emphasize the potential for growth of the proposed investment, although it may also consider the income generating capacity of a stock as one factor among others in evaluating investment opportunities.
Although the Fund is non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), it is designed as a convenient and cost-effective means for investors to diversify their investments and to participate in possible increases in the price of gold. Investors in the Fund must be willing to accept above-average risk compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index. Investors should not consider the Fund a complete investment program.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.
Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Investments. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in:

o equity securities (defined as common stock, investment-grade preferred stock and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold,

o        gold bullion, and

o        gold coins.

         A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity.

         The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments. In addition, the Fund may make short sales against the box, engage in securities lending and strategic transactions, which may include derivatives, enter into repurchase and reverse repurchase agreements, and may invest in illiquid securities.

         Investment-grade preferred stock and debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Services ("S&P"), or, if unrated, are deemed by the Advisor, to be of equivalent quality.

         The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Precious metals").

         When deemed appropriate by the Advisor, the Fund may temporarily invest up to 30% of its assets to maintain liquidity. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash, high quality cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), and domestic repurchase agreements. The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits. It is impossible to accurately predict how long such alternative strategies may be utilized. To the extent the Fund holds cash or is not invested in securities used to pursue its investment objective, the Fund will not achieve its investment objective.

How Investments are Selected. The Advisor considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

         Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Advisor believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals-related businesses.

         The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Investments include companies of varying size as measured by assets, sales or capitalization. The Fund may invest in certain closed-end investment companies holding foreign securities in accordance with the limitations of the 1940 Act.

Foreign Securities. Because of the Fund's policy of investing primarily in gold-related investments, a substantial part of the Fund's assets is generally invested in securities of companies primarily outside the United States, wherever domiciled or operating (including the Cayman Islands, the domicile of Scudder Precious Metals, Inc.). In addition, the Fund may make money market investments in the obligations of foreign banks.

Although the percentages of Fund assets invested outside the United States will vary, the Fund expects that a substantial portion of its assets at any time will consist of non-U.S. securities.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.


Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to be have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Precious Metals. The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

         In addition, when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

         The  Fund  may  invest  up  to  25%  of  its  assets  in   wholly-owned
subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary.

         Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

         Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Correlation of Gold and Gold Securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the Fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Asset-Indexed Securities. The Fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Fund may purchase asset-indexed securities to the extent permitted by law.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Short Sales Against the Box. With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian.

Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery or even and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement. Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash. The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Considerations. In non-U.S. markets, issuers often issue new shares on a partially-paid basis. The aggregate purchase price is paid in installments over a specified period, generally not more than nine months, during which time the shares trade freely on a partially-paid basis. The Fund anticipates that it may purchase partially-paid shares from time to time.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         Because direct investments in precious metals do not generate income, they may be subject to greater fluctuations in value than interest-paying and dividend-paying securities. Investors should also be aware that gold coins trade at approximately the current or spot price of the underlying gold bullion plus a premium which reflects, among other things, fabrication costs incurred in producing the coins. This premium has ranged from 2.5% to 15%. Any change in this premium will affect the value of the Fund's shares.

         Changes in portfolio securities are normally made on the basis of investment considerations.

         The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

Master/feeder Structure

         The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

                             INVESTMENT RESTRICTIONS

The policies set forth below have been adopted by the Corporation with respect to the Fund as fundamental policies and may not be changed without approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. The Fund has elected to be classified as a non-diversified series of an open-end, management investment company. In addition, as a matter of fundamental policy, the Fund will not:

         (1)      make  loans  except  as  permitted  under  the 1940 Act and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time;

         (2) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (3) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (4) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;

         (5) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins;

         (6)      borrow  money,  except as permitted  under the 1940 Act and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time; and

         (7) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         As a matter of non-fundamental policy, the Fund currently does not intend to:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (4) enter into futures contracts or purchase options thereon for other than bona fide hedging purposes unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (6) lend portfolio securities in an amount greater than 5% of its total assets.

The 1940 Act limits the Fund's investment in other investment companies. To the extent that the Fund invests in shares of other investment companies, pursuant to the 1940 Act, additional fees and expenses in addition to those incurred by the Fund may be deducted from such investments.


If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds assets will not be considered a violation of the restriction.




                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Gold, silver, platinum and palladium bullion shall be valued based on the London Fixing or, if there is no London Fixing available, the value of gold and silver bullion shall be based on the last spot settlement as reported by the Comex, a division of the New York Mercantile Exchange ("NYMEX"), and the value of platinum and palladium bullion shall be based on the last spot settlement on NYMEX, as supplied by a recognized precious metals dealer as of the time of valuation; coins and precious metals other than gold, silver, platinum and palladium bullion shall be valued at the calculated mean based on market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker as of the time of valuation.



Additional Information About Opening An Account

All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application.

In addition, Class S shares of the Funds will generally not be available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

         (1) Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

         (2) Investors may purchase Class S shares of any Scudder Fund through any broker-dealer or service agent account until June 30, 2001. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

         (3)      Any   retirement,    employee   stock,    bonus   pension   or
                  profit-sharing plans.

         (4) Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

         (5) Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

         (6) Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

         (7) Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

         (8) Registered investment advisors ("RIAs") may continue to purchase Class S shares of Scudder Funds for all clients until June 30, 2001. After June 30, 2001, RIAs may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

         (9) Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

         (10) Scudder Investors Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-SCUDDER to get an account number. During the call, the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have certified a Tax Identification Number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account: 9903-5552. The investor must give the Scudder Fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts, and is $1,000 for Class AARP.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Fund's Board. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

All Scudder Funds reserve the right, following 60 days' written notice to applicable shareholders, to:

for Class S assess an annual $10 per fund charge (with the fee to be paid to the
Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S and $1,000 for Class AARP; and

redeem all shares in Class AARP accounts below $1,000 and in non-retirement Class S accounts below and in retirement Class S accounts below $250 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the prospectus. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Investors interested in making subsequent investments in Class AARP shares of a Fund should call 1-800-253-2277 for further instructions.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of the Fund are purchased by a check which proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Corporation or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the applicable Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value next computed after receipt of a purchase request in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

All issued and outstanding shares of what were formerly AARP Funds that were subsequently reorganized into existing Scudder Funds were simultaneously cancelled on the books of the AARP Funds. Share certificates representing interests in shares of the relevant AARP Fund will represent a number of shares of Class AARP of the relevant Scudder Fund into which the AARP Fund was reorganized. Class AARP shares of each portfolio will not issue certificates representing shares in connection with the reorganization.

Other Information

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of Fund shares at any time for any reason.

The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g. from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Corporation may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.



                            EXCHANGES AND REDEMPTIONS


Exchanges

Exchanges are comprised of a redemption from one Scudder fund and purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in another fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time. There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Scudder Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.


The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER (Class S) or 1-800-253-2277 (Class AARP).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.


Redemption by Telephone

Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.



Redemption by QuickSell

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The  requirements  for IRA  redemptions  are  different  from those for  regular
accounts.   For  more   information   call   1-800-225-SCUDDER   (Class   S)  or
1-800-253-2277 (Class AARP).

Redemption-in-Kind

The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information

Clients, officers or employees of the Advisor or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct redemption requests to the Corporation through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the request. A written request in good order as described above and any certificates with a proper original signature guarantee(s) should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. The Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions, which are not recovered from the shareholder, will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended and a shareholder's right to redeem shares and to receive payments may be suspended at times during which
a) the Exchange is closed,  other than customary  weekend and holiday  closings,
(b) trading on the Exchange is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC, by order, permits the suspension of the right of redemption or a postponement of the payment or redemption, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.


                              FEATURES AND SERVICES


Internet access

World Wide Web Site -- The address for the Class S shareholder site is myScudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of a Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in the Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

Shareholders are sent unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions are available to shareholders. The summaries may be obtained by calling 1-800-253-2277 for Class AARP and 1-800-225-SCUDDER for Class S shares.

                           THE SCUDDER FAMILY OF FUNDS

MONEY MARKET
Scudder U.S. Treasury Money Fund
Scudder Cash Investment Trust
Scudder Money Market Series+

TAX FREE MONEY MARKET
Scudder Tax Free Money Fund

TAX FREE
Scudder Medium Term Tax Free Fund
Scudder Managed Municipal Bonds
Scudder High Yield Tax Free Fund
Scudder California Tax Free Fund*
Scudder Massachusetts Tax Free Fund*
Scudder New York Tax Free Fund*

U.S. INCOME
Scudder Short Term Bond Fund
Scudder GNMA Fund
Scudder Income Fund
Scudder High Yield Bond Fund

GLOBAL INCOME
Scudder Global Bond Fund
Scudder Emerging Markets Income Fund

ASSET ALLOCATION
Scudder Pathway Series: Conservative Portfolio**
Scudder Pathway Series: Moderate Portfolio**
Scudder Pathway Series: Growth Portfolio**

U.S. GROWTH AND INCOME
Scudder Balanced Fund
Scudder Dividend & Growth Fund
Scudder Growth and Income Fund**
Scudder Select 500 Fund
Scudder S&P 500 Index Fund**

U.S. GROWTH

Value
-----

Scudder Large Company Value Fund**
Scudder Value Fund**
Scudder Small Company Value Fund

Growth
------

Scudder Capital Growth Fund
Scudder Classic Growth Fund**
Scudder Large Company Growth Fund

Scudder Select 1000 Growth Fund
Scudder Small Company Stock Fund
Scudder Development Fund
Scudder 21st Century Growth Fund**

GLOBAL  EQUITY

Worldwide
---------

Scudder Global Fund
Scudder International Fund***
Scudder Global Discovery Fund**
Scudder Emerging Markets Growth Fund
Scudder Gold Fund

Regional
--------

Scudder Greater Europe Growth Fund
Scudder Pacific Opportunities Fund
Scudder Latin America Fund
The Japan Fund, Inc.**

INDUSTRY SECTOR FUNDS

Choice Series
-------------

Scudder Health Care Fund**
Scudder Technology Innovation Fund**

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

*        Not available in all states.

**       Only Class AARP and Class S shares  are part of the  Scudder  Family of
         Funds.

***      Only the International Shares are part of the Scudder Family of Funds.

                                RETIREMENT PLANS

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of Scudder Funds may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

Shares may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

Shares may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA:  Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

The following paragraph applies to Class S shareholders only:

Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder. An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP.

Cash Management System -- Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations

To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.
In its discretion, a Fund may accept minimum initial investments of less than $2,500 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in the AARP class of the Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $500. This minimum also applies to shareholders who open a Gift to Minors Account pursuant to the UGMA, however, the automatic deduction option is not available. New shareholders who open a Gift to Minors Account pursuant to the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 15 month period. Investors may also invest in any AARP class for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

Earnings and profits distributed to shareholders on redemptions of Portfolio shares may be utilized by a Portfolio, to the extent permissible, as part of the Portfolios' dividends paid deduction on its federal tax return. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (see "TAXES"), whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.



                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class AARP shares are newly offered and therefore have no available performance information. Returns for Class AARP shares are derived from the historical performance of Class S Shares, adjusted to reflect the estimated operating expenses applicable to Class AARP shares, which may be higher or lower than those of Class S shares.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


    Average Annual Total Returns for the Period Ended October 31, 2000^(1)(2)


                                 1 Year           5 Years          10 Years
                                 ------           -------          --------

Scudder Gold Fund Class S        -20.08%          -9.06%            -1.75%

(1)      Class AARP shares commenced operations on July 14, 2000

(2) If the Advisor had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the ten-year period would have been lower.


As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

C         =        Cumulative Total Return
P         =        a hypothetical initial investment of $1,000
ERV       =        ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Cumulative Total Returns for the Period Ended October 31, 2000


                                          1 Year           5 Years          10 Years       Life of Class
                                          ------           -------          --------       -------------
Scudder Gold Fund Class S                 -20.08%          -37.80%          -16.17%              -
Scudder Gold Fund Class AARP              -7.50%              -                -              -7.50%

(1)        Class AARP shares commenced operations on July 14, 2000.



On September 15, 1998, Scudder Gold Fund changed its fiscal year end from June 30 to October 31.



Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.



Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, its Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

The Fund may be advertised as an investment choice in Scudder's college planning program.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return. Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.




                                FUND ORGANIZATION

The Corporation is a Maryland corporation organized in March 1988. The Corporation currently offers shares of common stock of one series, which series represents interests in the Fund. The authorized capital stock of the
Corporation consists of 3 billion shares of a par value of $0.01 each, 320 million of which are allocated to the Fund. The Fund is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Each share of each class of the Fund has equal rights as to each other share of that class as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held, however, separate votes are taken on matters affecting an individual class. All shares issued and outstanding are fully paid and nonassessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series.

The Directors, in their discretion, may authorize the division of shares of different series of the Fund into different classes and may authorize shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The shares of the Corporation have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The Corporation has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Corporation to establish a multiple class distribution system.

Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Board under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

The Corporation's Amended and Restated Articles of Incorporation (the "Articles") provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The Articles and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation consistent with applicable law.


                               INVESTMENT ADVISOR

Zurich Scudder Investments, Inc. (the "Advisor"), 345 Park Avenue, New York, NY, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001,Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The present investment management agreement (the "Agreement") was most recently approved by the Directors on October 10, 2000, became effective on October 2, 2000, and will continue in effect until September 30, 2001. The Agreement will continue in effect until from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Corporations' Articles of Incorporation and By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Director of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Director regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns;

preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

For these services as of October 2, 2000, the Fund will pay the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets of the first $500 million, and 0.95% of the Fund's average daily net assets exceeding $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For these services prior to October 2, 2000, the Fund paid the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets. The net investment advisory fee for the fiscal year ended October 31, 2000 was $974,563 and for the fiscal years ended June 30, 1999 and 1998 were $1,150,027 and $1,471,427, respectively. For the four months ended October 31, 1998, the net investment advisory fee was $411,019.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.


Sub-Advisor. Scudder Investments Australia Limited ("SIAL"), Level 42, AAP Centre, 259 George Street, Sydney NSW 2000, Australia, an affiliate of Zurich Scudder Investments, Inc., is the sub-advisor for the Fund. SIAL serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. SIAL has served as sub-advisor to the Fund since March 2001.

Under the terms of the Research and Advisory Agreement, SIAL manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays SIAL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.35% of the Fund's average monthly net assets.

The Research and Advisory Agreement provides that SIAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SISL in the performance of its duties or from reckless disregard by SIAL of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory  Agreement  remains in effect until  September 1, 2002
unless  sooner   terminated  or  not  annually   approved  as  described  below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 1, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.
The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Directors of the Corporation may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds. The Manager may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.


Administrative Fee

The Fund's Board has approved the adoption of a new administrative services agreement (an "Administrative Agreement"). Under the Fund's Administrative Agreement, each share class of the Fund will pay a fixed fee rate (the "Administrative Fee") to the Fund's Advisor. In return, the Advisor will provide or pay others to provide substantially all services that a fund normally requires for its operations, such as transfer agency fees, shareholder servicing fees, custodian fees, and fund accounting fees, but not including expenses such as taxes, brokerage, interest, extraordinary expenses and fees and expenses of Board members not affiliated with the

Advisor (including fees and expenses of their independent counsel). The Fund would continue to pay the fees required by its investment management agreement with Zurich Scudder. Such an administrative fee would enable investors to determine with greater certainty the expense level that the Fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased cost to the Advisor. The Administrative Fee of 0.650% of the average daily net assets became effective on October 2, 2000. For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense amounted to $44,318, all of which was unpaid at October 31, 2000.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, Brown Brothers Harriman holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. The Administration Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by the Fund to the Advisor pursuant to the Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances. Certain expenses of the Fund will not be born by the Advisor under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expense; and the fees and expenses of the Independent Board Members (including the fees and expenses of their independent counsel). In addition, Willkie Farr & Gallagher acts as general counsel to the Fund.

Under the Administration Agreements, the Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.


Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


                             DIRECTORS AND OFFICERS

                                                                                                 Position with
                                                                                                 Underwriter,
                                                                                                 Scudder Investor
Name, Age, and Address           Position with Fund         Principal Occupation**               Services, Inc.
----------------------           ------------------         --------------------                 --------------

Henry P. Becton, Jr. (57)        Director                   President, WGBH Educational                    --
WGBH                                                        Foundation
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*         Director, Chairperson and  Managing Director of Zurich Scudder  Director and Senior

                                       50

                                 President                  Investments, Inc.                    Vice President

Dawn-Marie Driscoll (54)         Director                   Executive Fellow, Center for                   --
4909 SW 9th Place                                           Business Ethics, Bentley College;
Cape Coral, FL  33914                                       President, Driscoll Associates
                                                            (consulting firm)

Edgar R. Fiedler (71)            Director                   Senior Fellow and Economic                     --
50023 Brogden                                               Counselor, The Conference Board,
Chapel Hill, NC                                             Inc. (not-for-profit business
                                                            research organization)

Keith R. Fox (46)                Director                   General Partner, Exeter Group of               --
10 East 53rd Street                                         Funds
New York, NY  10022

Joan E. Spero (56)               Director                   President, Doris Duke Charitable               --
Doris Duke Charitable Foundation                            Foundation; Department of State -
650 Fifth Avenue                                            Undersecretary of State for
New York, NY  10128                                         Economic, Business and Agricultural
                                                            Affairs (March 1993 to January 1997)

Jean Gleason Stromberg (57)      Director                   Consultant; Director, Financial                --
3816 Military Road, NW                                      Institutions Issues, U.S. General
Washington, D.C.                                            Accounting Office (1996-1997);
                                                            Partner, Fulbright & Jaworski (law
                                                            firm) (1978-1996)

Jean C. Tempel (57)              Director                   Managing  Director, First Light                --
One Boston Place 23rd Floor                                 Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (46)*           Director                   President and CEO, AARP Services,               __
601 E Street                                                Inc.
Washington, D.C. 20004

John R. Hebble (42)+             Treasurer                  Senior Vice President of Zurich      Assistant Treasurer
                                                            Scudder Investments, Inc.


Caroline Pearson (38)+           Assistant Secretary        Managing Director of Zurich Scudder  Clerk
                                                            Investments, Inc.; Associate,
                                                            Dechert Price & Rhoads (law firm)



                                       51

                                                            1989 - 1997

John Millette (38)+              Vice President and         Vice President of Zurich Scudder
                                 Secretary                  Investments, Inc.

Thomas V. Bruns (43) #           Vice President             Managing Director of Zurich Scudder             --
                                                            Investments, Inc.

William F. Glavin (42) #         Vice President             Managing Director of Zurich Scudder       Vice President
                                                            Investments, Inc.


James E. Masur (40) +            Vice President             Managing Director of Zurich Scudder  --
                                                            Investments, Inc.


Kathryn L. Quirk (48) +          Vice President and         Managing Director of Zurich Scudder   Director, Senior Vice
                                 Assistant Secretary        Investments, Inc.                     President, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                          Clerk

Howard S. Schneider (43) #       Vice President             Managing Director of Zurich Scudder       Vice President
                                                            Investments, Inc.


Brenda Lyons (38)                Vice President             Senior Vice President of Zurich                 --
                                                            Scudder Investments, Inc.

Joann M. Barry ( 40) #           Vice President             Managing Director of Zurich Scudder             --
                                                            Investments, Inc.



* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Corporation, within the meaning of the Investment Company Act of 1940, as amended.

** Unless otherwise stated, all of the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

#        Address: 222 South Riverside Plaza, Chicago, Illinois

The Directors and officers of the Fund also serve in similar capacities with other Scudder Funds.

As of January 31, 2001, all Directors and Officers of the Corporation, as a group, owned beneficially (as that term is defined in Section 13 (d) of the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of Scudder Gold Fund.

As of January 31, 2001, 2,707,750 shares in the aggregate, or 18.93% of the outstanding shares of Scudder Gold Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 788 shares in the aggregate, or 5.81% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Veera Vitayaudom, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 2,169 shares in the aggregate, or 16.01% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for the benefit of Phillip and Faye Ellgen, Trustees for Phillip and Faye Ellgen Common Trust, 2 International Place, Boston, MA 02110 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 749 shares in the aggregate, or 5.53% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for the benefit of Delmar and Juanita Rentschler, 2 International Place, Boston, MA 02110 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 3,800 shares in the aggregate, or 28.06% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Ray Eastman, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

As of January 31, 2001, 1,189 shares in the aggregate, or 8.78% of the outstanding shares of Scudder Gold Fund, Class AARP were held in the name of Scudder Trust Company, for the benefit of Alice Vanetten, IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be beneficial owner of such shares.

To the best of the Corporation's knowledge, as of January 31, 2001, no other person owned beneficially more than 5% of any class of the Fund's outstanding shares.




                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

The Board of Directors is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Directors" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

All of the Independent Directors serve on the Committee on Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Board Members

Each Independent Director receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Director who serves as lead director receives additional compensation for his or her service. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's
educational  seminars  or  conferences,   service  on  industry  or  association
committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Directors have in the past and may in the future waive a portion of their compensation.

The Independent Board members also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director during 2000 from the Corporation and from all of the Scudder funds as a group.

      ----------------------------------------------------------------------------------------

      Name                            Scudder Mutual Funds, Inc.*    All Scudder Funds
      ----                            ---------------------------    -----------------

      Henry P. Becton, Jr.**                    $89.14               $156,218.60 (72 Funds)
      Dawn-Marie Driscoll**                    3,824.44               154,587.00 (72 Funds)
      Edgar R. Fiedler**+                        89.14                115,813.60 (71 Funds)
      Keith R. Fox                             4,663.14               174,438.60 (71 Funds)
      Joan E. Spero                            4,238.14               170,313.60 (71 Funds)
      Jean Gleason Stromberg**                   89.14                97,571.60 (56 Funds)
      Jean C. Tempel**                           89.14                149,612.60 (72 Funds)

      ----------------------------------------------------------------------------------------


*        Scudder Mutual Funds, Inc. consists of one fund: Scudder Gold Fund.


** New elected Director. On July 13, 2000, shareholders of the Fund elected a new Board of Directors. See the "Directors and Officers" section for the newly-constituted Board of Directors.


+ Mr. Fiedler's total compensation includes the payment of deferred fees in the amount of $174,961 accrued through the deferred compensation program.


Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                   DISTRIBUTOR

The Corporation has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Distributor is located at Two International Place, Boston, MA 02110. The Fund's underwriting agreement dated September

7, 1998 will remain in effect until September 30, 2001and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation. The Directors most recently approved the underwriting agreement on May 8, 2000.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses. Share classes which have a Rule 12b-1 Plan also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to the 12b-1 Plan.

As agent, the Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.




                                      TAXES

All Scudder Funds have elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

At October 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $87,750,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($25,115,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,223,000), the respective expiration dates.

In addition, no more than 10% of the Fund's gross income may be from nonqualifying sources, including income from investments in precious metals and precious metals futures and options transactions. The Fund may therefore need to limit the extent to which it makes such investments in order to qualify as a regulated investment company.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it may be required to pay an interest charge to the IRS and distribute to shareholders all or a portion of its remaining earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A qualifying individual may make a deductible IRA contribution of up to $2,000 for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any stock in the Fund's portfolio similar to the stocks on which the index is based. If the Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Many futures and forward contracts entered into by the Fund and listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

The Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) may be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.



                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

In the fiscal years ended October 31, 2000, October 31, 1999 and June 30, 1998 the Fund paid brokerage commissions of $78,841, $778,462 and $867,223, respectively. For the four month period ended October 31, 1998, the Fund paid brokerage commissions of $562,046. For the fiscal year ended October 31, 2000, $63,579 (80.64% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $59,457,496, of which $23,004,459 (38.69% of all brokerage transactions) were transactions which included research commissions. For the fiscal year ended October 31, 1999, $545,980 (70.14% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $214,122,718, of which $141,783,595 (66.22% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet a Fund's objective.

The Fund experienced a change in portfolio management in 1999. Portfolio turnover rates for the two most recent fiscal periods are as follows:

---------------------------------------------------
Fiscal Year/Period Ended     Fiscal Year/Period
    October 31, 2000:     Ended October 31, 1999:
---------------------------------------------------

           15%                     90.7%
---------------------------------------------------




                             ADDITIONAL INFORMATION

Experts

The Financial highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing semi-annual and annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards, and the preparation of federal tax returns.

Other Information

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP  number of Scudder  Gold Fund,  Class AARP is  810904-20-1.

The CUSIP number of Scudder Gold Fund, Class S is 810904-10-2.

The Fund has a fiscal year ending October 31st. On September 15, 1998, the Board of the Fund changed the fiscal year end from June 30th to October 31st.

Willkie Farr & Gallagher acts as general counsel for the Fund.

The Corporation employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 as custodian for the Fund. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

Scudder Service Corporation

Scudder Service Corporation ("Service Corporation"), P.O. Box 219735, Kansas City, Missouri 64121-9735 for Class AARP and P.O. Box 219669, Kansas City, Missouri 64121-9669 for Class S, , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Service Corporation an annual fee for each account maintained by the participant. Pursuant to a services agreement with SSC, Kemper Service Company may perform, from time to time, certain transaction and shareholder servicing functions.

Payments to Service Corporation for the most recent fiscal periods are as follows:

----------------------------------------------------------------------------------------------------
 Period Ended October 2,     Fiscal Year/Period       Four Months Ended       Fiscal Year/Period
          2000:           Ended October 31, 1999:     October 31, 1998:      Ended June 30, 1998:
----------------------------------------------------------------------------------------------------
        $315,760                  $401,999                $151,836                 $487,250
----------------------------------------------------------------------------------------------------

Prior to the implementation of the Administrative Agreement on October 2, 2000, the Fund paid Service Corporation an annual fee of $26 for each retail account and $29 for each retirement account maintained for a participant. The amount charged to the Fund in 2000 aggregated $315,760, of which $79,276 was unpaid at October 31, 2000.

Scudder Trust Company

         Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts, 02110-4103, an affiliate of the Advisor, for certain retirement plan accounts. Prior to the implementation of the Administrative Agreement, the Fund paid Scudder Trust Company an annual fee of $17.55 per shareholder account.

         Payments to Scudder Trust Company for the most recent fiscal periods are as follows:

-----------------------------------------------------------------------------------------------
                      Fiscal Year/Period
Period Ended October  Ended October 31,     Four Months Ended   Fiscal Year/Period Ended June
      2, 2000:              1999:           October 31, 1998:             30, 1998
-----------------------------------------------------------------------------------------------
       $18,226              $22,451              $6,735                    $19,391
-----------------------------------------------------------------------------------------------

The amount charged to the Fund in 2000 aggregated $18,226, of which $4,638 was unpaid at October 31, 2000.

Scudder Fund Accounting Corporation

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset values for the Fund. Prior to the implementation of the Administrative Agreement, the Fund paid Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets on the next $850 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.
Payments to Scudder Fund Accounting Corporation for the most recent fiscal periods are as follows:

--------------------------------------------------------------------------------------------------------------
  Period Ended October 2,      Fiscal Year/Period Ended     Four Months Ended       Fiscal Year/Period
       2000:                       October 31, 1999:         October 31, 1998:      Ended June 30, 1998:
--------------------------------------------------------------------------------------------------------------
             $41,044                       $49,857                   $26,870                  $67,605
--------------------------------------------------------------------------------------------------------------

The amount charged to the Fund in 2000 aggregated $41,044, of which $3,216 was unpaid at October 31, 2000.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

                              FINANCIAL STATEMENTS

The financial statements appearing in the Fund's Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX


DESCRIPTION OF S&P AND MOODY'S RATINGS

Description of S&P preferred stock and corporate bond ratings:

         AAA -- Preferred stock and bonds rated AAA have the highest rating assigned by S&P to a preferred stock issue or debt obligation. Capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, is extremely strong.

         AA -- Preferred stock and bonds rated AA have a very strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, and differ from the highest rated issues only in small degree.

         A -- Preferred stock and bonds rated A have a strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than preferred stocks or bonds in higher rated categories.

         BBB -- Preferred stock and bonds rated BBB are regarded as having an adequate capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay preferred stock obligations or to pay interest and repay principal for bonds in this category than for preferred stocks or bonds in higher rated categories.

Description of Moody's preferred stock ratings:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Description of Moody's corporate bond ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.